Leases	12 Months Ended
Dec. 31, 2021
Lease Liabilities [Abstract]
Leases

9. Leases

The consolidated financial statements show the following amounts relating to leases:

Right-of-use assets

in USD ‘000	2021	2020
Net book value as of January 1	1,425	2,042
Depreciation charge	(500)	(617)
Derecognition of RoU asset	(300)	-
Net book value as of December 31	625	1,425
Total cost	1,876	2,658
Accumulated depreciation	(1,251)	(1,233)

Rights-of-use assets mainly relate to office buildings.

On June 1, 2021, ObsEva USA Inc. signed a sublease agreement to sublease office spaces located at One Financial Center in Boston, Massachusetts. This sublease covers a period from June 1, 2021 until September 30, 2022. This resulted in the derecognition of the right-of-use asset of USD 0.3 million. The initial net investment of this leasing amounted to USD 0.2 million of which USD 0.1 million was received in 2021.

The expense relating to other short-term or low-value leases is not material. For the years ended December 31, 2021 and 2020, the total cash outflows for leases amounted to USD 0.7 million and USD 0.7 million, respectively.

Lease liabilities

	As of December 31,
in USD ‘000	2021	2020
Current	686	696
Non-current	240	952
Total lease liabilities	926	1,648

The lease liabilities have been measured based on the Group’s weighted average incremental borrowing rate of 4.9%. The maturity of the lease liabilities is provided in note 3.2.